   As filed with the Securities and Exchange Commission on September 26, 2002
                                                      Registration No. 333-65825

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               HUGHES SUPPLY, INC.
             (Exact Name of Registrant as Specified in its Charter)

       FLORIDA                                                 59-0559446
   (State or Other                                          (I.R.S. Employer
   Jurisdiction of                                       Identification Number)
  Incorporation or
    Organization)

                              20 NORTH ORANGE AVENUE
                                    SUITE 200
                              ORLANDO, FLORIDA 32801
                                  (407) 841-4755

    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                 J. STEPHEN ZEPF
                             CHIEF FINANCIAL OFFICER
                               HUGHES SUPPLY, INC.
                              20 NORTH ORANGE AVENUE
                                    SUITE 200
                              ORLANDO, FLORIDA 32801
                             TELEPHONE (407) 841-4755
                            (Name, Address, Including
                             Zip Code, and Telephone
                               Number of Agent for
                                     Service)

                             Copies of Communications
                                       to:

        BENJAMIN P. BUTTERFIELD                      TOM MCALEAVEY
     GENERAL COUNSEL AND SECRETARY                HOLLAND & KNIGHT LLP
          HUGHES SUPPLY, INC.                   200 SOUTH ORANGE AVENUE
        20 NORTH ORANGE AVENUE                         SUITE 2600
               SUITE 200                         ORLANDO, FLORIDA 32801
        ORLANDO, FLORIDA 32801                       (407) 425-8500
            (407) 841-4755

      This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-65825) is being filed to deregister all of the remaining shares of Common Stock that were originally registered on this Form S-3 but were not sold.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Orlando, Florida, on September 25, 2002.

                                         HUGHES SUPPLY, INC.


                                         By:  /s/   David H. Hughes
                                            ----------------------------------
                                            David H. Hughes
                                            Chairman of the Board and
                                            Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated:

             SIGNATURE                     TITLE                   DATE
                                    Chairman of the Board    September  25, 2002
      /s/ David H. Hughes           and Chief Executive
---------------------------------   Officer (principal
          David H. Hughes           executive officer)


                                    Chief Financial          September  25, 2002
      /s/ J. Stephen Zepf           Officer (principal
---------------------------------   financial and
          J. Stephen Zepf           accounting officer)


     /s/ Thomas I. Morgan           President, Chief         September  25, 2002
----------------------------------- Operating Officer and
         Thomas I. Morgan           Director


                 *                  Director                 September  25, 2002
----------------------------------
         Vincent S. Hughes


                 *                  Director                 September  25, 2002
----------------------------------
         John D. Baker II


                 *                  Director                 September  25, 2002
----------------------------------
        Robert N. Blackford


                 *                  Director                 September  25, 2002
----------------------------------
           H. Corbin Day


   /s/ William P. Kennedy           Director                 September 25, 2002
----------------------------------
        William P. Kennedy


    /s/ Amos R. McMullian           Director                 September 25, 2002
----------------------------------
        Amos R. McMullian

             SIGNATURE                     TITLE                   DATE
      /s/ Toni Jennings             Director                 September 25, 2002
----------------------------------
          Toni Jennings


* By: /s/  David H. Hughes
      ----------------------------
    David H. Hughes
    Attorney-in-Fact